Exhibit 99.3 - Joint Filers' Signatures



CENTERBRIDGE GP INVESTORS, LLC



By:  /s/ Jeffrey H. Aronson
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      Name:  Jeffrey H. Aronson
      Title: Managing Member


By:  /s/ Jeffrey H. Aronson
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      Name:  Jeffrey H. Aronson


By:  /s/ Mark T. Gallogly
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      Name:  Mark T. Gallogly